Contact: Peter C. Castle
                                                        631-589-8275
                                                        corp@netwolves.com

                NETWOLVES CORPORATION ANNOUNCES ACQUISITION OF
                         NORSTAN NETWORK SERVICES, INC.

Tampa, Florida July 11, 2002, NetWolves Corporation (NASDAQ:WOLV) announced today that it has acquired Norstan Network Services, Inc., a subsidiary of Norstan, Inc. (NASDAQ:NRRD).

Norstan Network Services provides multiple source carrier services and professional services under long- term contractual arrangements. Through strategic relationships with world class business partners, Norstan Network Services delivers flexible and unique solutions to customers.

As previously  announced,  the acquisition of Norstan Network Services,  Inc., a company with an excess of $20 million annual revenue and significant profitability, provides NetWolves with a competitive advantage of offering a complete program of internet security and communications services when soliciting Fortune 2000 Companies.

NetWolves' Chairman and CEO, Walter M. Groteke, stated, "We are extremely pleased with the Norstan acquisition. It provides us with a strong building block and should provide NetWolves with accelerated delivery of its products to the Fortune 2000 community. The acquisition affirms our commitment to strong fundamentals during these difficult economic times."

About NetWolves Corporation, www.netwolves.com
NetWolves (NASDAQ: WOLV) is a developer of high performance Internet security solutions for enterprise-class, SMB and education markets. NetWolves' core technologies include firewall, Virtual Private Networks (VPN), Internet access control and Intrusion Detection Systems (IDS), as well as a suite of remotely-managed security services through their SRM2 systems. NetWolves provides a comprehensive mix of high-performance Internet security appliances including the FoxBox(TM), WolfPac(TM), and SRM2 real-time network monitoring and management system, which is based on its patent-pending technology.

About Norstan, Inc., www.norstan.com
Norstan, Inc. (NASDAQ: NRRD) - the technology services people who improve the way their customers communicate. A full-service telecommunications solutions company that delivers voice and data technologies and services, and remanufactured equipment to select corporate end-users and channel partners. Norstan also offers a full range of technologies for call center design, messaging, infrastructure, conferencing and mobility. Headquartered in the Twin Cities, Norstan, a company small enough to care, yet big enough to serve, has offices located throughout North America. To learn more, visit the Norstan website at www.norstan.com.

All statements other than statements of historical fact included in this release, including without limitation statements regarding the company's financial position, business strategy, and the plans and objectives of the company's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend" and similar expressions, as they relate to the company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the company's management, as well as assumptions made by and information currently available to the company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business and economic conditions, competitive factors and pricing pressures, capacity and supply constraints. Such statements reflect the views of the company with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the company. Readers are cautioned not to place undue reliance on these forward-looking statements. The company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events